UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22972

AMG PANTHEON MASTER FUND, LLC

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2018 – March 31, 2019

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds March 31, 2019 AMG Pantheon Master Fund, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Master Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Master Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Master Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Master Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Master Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Master Fund, you can call 1-800-548-4539 to inform the Master Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Master Fund.

www.amgfunds.com	033119	AR081

AMG Funds

AMG Pantheon Master Fund, LLC

Annual Report—March 31, 2019

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Investments	3

Statement of Assets and Liabilities	9
Balance sheet, net asset value (NAV) per Unit computation and cumulative undistributed amounts

Statement of Operations	10
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	11
Detail of changes in assets for the past two fiscal years

Statement of Cash Flows	12
Detail of cash movements during the fiscal year

Financial Highlights	13
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	14
Accounting and distribution policies, details of agreements and transactions with Master Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

DIRECTORS AND OFFICERS	29

PORTFOLIO MANAGEMENT	32

AMG Pantheon Master Fund, LLC

Schedule of Investments

March 31, 2019

	Initial Acquisition Date	Shares	Value

Co-Investments - 66.2%

ACOF IV ATD Co-Invest LP (Consumer Discretionary)(a),(b),*	02/27/2015	(c)	$0

AIX Pride Syndication L.P. (Information Technology)(a),*	11/16/2018	(c)	5,036,440

Altas MED Blocker I, LLC (Healthcare)(a),(b),*	08/11/2015	(c)	965,265

AP VIII Prime Security Services Holdings, L.P. (Industrials)*	04/26/2016	(c)	1,557,543

APH CUBS Co-invest LP (Financials)(a),*	11/16/2018	(c)	4,000,645

Apollo DSB Co-Invest, L.P (Healthcare)(a),*	11/14/2018	(c)	4,448,030

CB Ignite Holdings, LLC (Consumer Discretionary)(a),(b),*	08/12/2016	(c)	1,604,540

Diamond LS I LP (Financials)(a),*	12/28/2016	(c)	3,423,403

Digital Bridge Small Cell Holdings, LLC (Information Technology)(a),(b),*	11/06/2015	35	559,477

Digital Bridge U.S. Tower Holdings, LLC (Communication Services)(a),(b),*	11/03/2014	50	835,243

Epsilon Topco Limited (Information Technology)(a),(b),*	10/03/2018	(c)	1,608,000

EQT Deck Co-Investment Limited Partnership (Industrials)(a),*	02/03/2017	(c)	3,690,480

ESCP PPG Holdings, LLC (Industrials)(a),*	12/14/2016	2,171,429	2,278,854

H&F Flashdance Partners I, L.P. (Financials)(a),*	07/16/2018	(c)	1,169,946

Hg Spider Co-Invest L.P. (Information Technology)(a),*	03/18/2019	(c)	2,274,731

Incline B Aviation Aladdin Co-Investment Limited Partnership (Industrials)*	06/26/2018	(c)	3,074,000

JP Co-Invest, LLC (Consumer Staples)(a),*	11/13/2018	(c)	2,232,723

LEP Prelude Co-Invest, L.P. (Healthcare)(a),*	07/05/2017	(c)	1,963,404

Oak HC/FT TB SPV B, LLC (Information Technology)(a),*	07/20/2018	(c)	1,589,516

PSG LM Co-Investors L.P. (Information Technology)(a),*	05/24/2016	(c)	2,899,683

PSG Toro Co-Investor L.P. (Information Technology)(a),*	12/08/2015	(c)	1,122,239

Quantum Parallel Partners VI-C(A), LP (Energy)(a),*	10/16/2015	(c)	257,029

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Co-Investments - 66.2% (continued)

Quantum QEP VII Co-Investment Fund, L.P. (Energy)(a),*	08/30/2018	(c)	$809,565

Roark Capital Partners II Sidecar LP (Consumer Discretionary)(a),*	11/26/2018	(c)	3,288,857

SDA Investors Group, LLC - Class A (Healthcare)(a),(b),*	08/03/2017	(c)	2,504,176

SDA Investors Group, LLC - Series A Pref (Healthcare)(a),(b),*	03/26/2019	(c)	1,108,282

Shamrock RB Co-Invest, LLC (Consumer Discretionary)(a),(b),*	07/30/2015	(c)	7,694

SPC RP Investor, LLC (Industrials)(a),*	05/26/2015	(c)	505,267

SYFS Co-INVEST, LLC (Healthcare)(a),*	09/01/2017	(c)	2,322,221

T-VI Co-Invest-A (Financials)(a),(b),*	08/12/2015	(c)	785,761

T-VII Mitchell/Genex Co-Invest, L.P. (Healthcare)(a),(b),*	06/28/2018	(c)	2,596,118

TCP DJR Co-Invest, L.P (Energy)(a),*	11/20/2018	(c)	3,377,400

TKC Investment Holdings, LLC (Consumer Discretionary)(a),*	10/12/2016	(c)	6,591,816

TPG Clarinet Co-Invest, LP (Consumer Discretionary)(a),(b),*	02/26/2019	(c)	3,169,438

TPG VII Renown Co-Invest I, L.P. (Consumer Stationary)*	05/09/2018	(c)	1,407,595

TVG-I-E-AEG Holdings (Consumer Discretionary)(a),*	01/27/2017	(c)	3,874,000

WP-LH Co-Invest, L.P. (Consumer Discretionary)(a),*	06/25/2015	(c)	262,042
Total Co-Investments			79,201,423

Primary Private Investment Funds - 2.3%

Abry Advanced Securities Fund IV, L.P.(a),*	02/19/2019	(c)	144,412

Banc Fund IX L.P.(a),*	01/19/2016	(c)	134,705

BroadRiver III, L.P.(a),*	03/27/2018	(c)	576,193

Calera Capital Partners V L.P.*	04/25/2016	(c)	67,311

GSO Capital Opportunities Fund III, L.P.*	09/22/2016	(c)	853,070

Incline Aviation I*	03/09/2017	(c)	953,000
Total Primary Private Investment Funds			2,728,691

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Secondary Private Investment Funds - 8.0%

1901 Partners LP(a),*	07/16/2015	(c)	$590,007

Apax France VIII-A FCPR(a),*	01/22/2019	(c)	2,723,601

Ares Corporate Opportunities Fund IV, L.P.(b),*	04/13/2017	(c)	1,963,328

Avenue Pantheon Broadway Fund, L.P.(a),*	03/07/2019	(c)	3,436,596

Banc Fund VIII L.P.(a),*	12/31/2015	(c)	73,814

Calera Capital Partners IV L.P.*	04/04/2016	(c)	120,865

Francisco Partners III, L.P.*	01/05/2015	(c)	162,865

Providence Equity Partners VI, L.P.*	12/12/2014	(c)	193,418

TPG Partners V, L.P.*	10/31/2015	(c)	7,863

TPG Partners VI, L.P.*	10/31/2015	(c)	252,340
Total Secondary Private Investment Funds			9,524,697

Short-Term Investments - 25.4%

Other Investment Companies - 25.4%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 2.40% (1),(2)		30,400,326	30,400,326

Total Investments - 101.9% (cost $105,350,979)			121,855,137

Other Assets, less Liabilities - (1.9%)			(2,279,387)
Net Assets - 100.0%			$119,575,750

Cost of Investments by asset type is as follows:

Co-Investments	$62,786,920

Primary Private Investment Funds	2,391,658

Secondary Private Investment Funds	9,772,075

Short-Term Investments	30,400,326

Total	$105,350,979

(a)	Non-income producing.

(b)	The investment’s value was determined using significant unobservable inputs.

(c)	Investment does not issue shares.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

(1)	A copy of the security’s annual report to shareholders may be obtained without charge on the SEC’s website (http://www.sec.gov).

(2)	Yield shown represents the March 31, 2019, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

*

Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Schedule of Investments. As of March 31, 2019, the aggregate cost of each investment restricted to resale was $500,000, $3,914,417, $561,231, $1,569,292, $4,042,827, $4,005,000, $1,295,640, $2,917,147, $365,871, $486,687, $1,608,000, $1,779,735, $2,174,345, $1,240,245, $2,330,799, $2,159,956, $2,180,760, $1,842,781, $1,590,000, $1,153,003, $497,736, $196,370, $817,852, $3,052,699, $3,457,560, $1,108,282, $0, $424,164, $1,964,764, $316,480, $2,623,238, $3,390,965, $1,551, $3,168,777, $1,425,351, $2,360,233, $263,162, $164,041, $125,416, $570,323, $48,538, $824,859, $658,481, $437,820, $2,670,745, $2,116,430, $3,414,446, $70,741, $143,052, $114,191, $317,359, $37,591 and $449,700, respectively, totaling $74,950,653.

The following table summarizes the inputs used to value AMG Pantheon Master Fund, LLC’s (the “Master Fund”) investments by the fair value hierarchy levels as of March 31, 2019:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments
Co-Investments	-	-	$15,743,994	$63,457,429	$79,201,423
Primary Private Investment Funds	-	-	-	2,728,691	2,728,691
Secondary Private Investment Funds	-	-	1,963,328	7,561,369	9,524,697
Short-Term Investments
Other Investment Companies	$30,400,326	-	-	-	30,400,326

Total Investments	$30,400,326	$-	$17,707,322	$73,747,489	$121,855,137

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

The reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Co-Investments	Primary Private Investment Funds	Secondary Private Investment Funds	Total

Balance as of March 31, 2018	$32,336,995	$266,383	$1,981,328	$34,584,706

Purchases	9,075,079	–	83,206	9,158,285

Sales & Distributions	(13,272,950)	–	(88,750)	(13,361,700)

Transfers into Level 3	815,000	–	–	815,000

Transfers out of Level 3	(14,772,516)	(266,383)	–	(15,038,899)

Net realized gain	6,988,637	–	(91,852)	6,896,785

Net change in unrealized appreciation/depreciation	(5,426,251)	–	79,396	(5,346,855)

Balance as of March 31, 2019	$15,743,994	$–	$1,963,328	$17,707,322

Net change in unrealized appreciation/depreciation on investments held at March 31, 2019	$41,816	$–	$(16,050)	$25,766

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2019. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

	Fair Value as of March 31, 2019	Valuation Techniques	Unobservable Inputs	Ranges

Co-Investments	$1,608,000	Discounted Cash Flow, Market Approach (Comparable companies), and M&A Transaction Comparable Analysis	LTM EBITDA Multiple, Discount Rate, LTM Revenue, LTM EBITDA, EV Revenue and EV EBITDA	1.9-83.8

Co-Investments	7,405,173	Market Approach (Comparable companies)	Earnings Multiple	0.8-24.7

Co-Investments	965,265	Market Approach (Discounted Cash Flow and Comparable companies)	Earnings Multiple & Discount Rate	9.0-16.0

Co-Investments	3,169,438	Recent Transaction Price	n/a	n/a

Co-Investments	2,596,118	Recent Transaction Price	Transaction Price of Underlying Portfolio	n/a

Secondary Private Investment Funds *	1,963,328	Market Approach	Net Asset Value and Transactions	n/a

Total	$17,707,322

* The portfolio companies within the Investment Funds were valued using various market based valuation techniques such as Earning Multiple, Recent Transactions and Discounted Cash Flow.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Assets and Liabilities

March 31, 2019

Assets:

Investments at value***	$ 121,855,137

Cash held in escrow	10,000,000

Receivable from Investment Manager	71,534

Dividends and other receivables	66,062

Prepaid expenses and other assets	9,508

Total Assets	132,002,241

Liabilities:

Subscriptions in advance	10,000,000

Payable for Master Fund Units tendered	2,036,800

Accrued expenses:

Investment advisory and management fees	69,348

Administrative fees	29,216

Professional fees	261,255

Other	29,872

Total Liabilities	12,426,491

Net Assets	$ 119,575,750

Net Assets Represent:

Paid-in capital	$ 100,484,644

Distributable earnings	19,091,106

Net Assets	$ 119,575,750

*** Investments at cost	$105,350,979

Units outstanding	8,988,978

Net asset value, offering and redemption price per Unit	$13.30

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Operations

For the fiscal year ended March 31, 2019

Investment Income:

Dividend income	$ 1,011,491

Interest income	12,953

Securities lending income	1,874

Total investment income	1,026,318

Expenses:

Investment advisory and management fees	718,922

Administrative fees	344,000

Professional fees	504,289

Custody fees	86,229

Directors fees and expenses	26,587

Reports to Investors	5,995

Transfer agent fees	456

Miscellaneous expenses	51,366

Total expenses before offsets	1,737,844

Expense reimbursements	(188,633)

Net expenses	1,549,211

Net investment loss	(522,893)

Net Realized and Unrealized Gain (Loss):

Net realized gain from investments	11,555,895

Net realized loss from foreign currency transactions	(15,693)

Net change in unrealized appreciation/depreciation of investments	(855,798)

Net realized and unrealized gain	10,684,404

Net increase in net assets resulting from operations	$ 10,161,511

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statements of Changes in Net Assets

For the fiscal years ended March 31, 2019 and March 31, 2018

	For the fiscal year ended March 31, 2019	For the fiscal year ended March 31, 2018

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$ (522,893)	$ (187,986)

Net realized gain from investments	11,540,202	2,191,657

Net change in unrealized appreciation/depreciation of investments	(855,798)	8,654,751

Net increase in net assets resulting from operations	10,161,511	10,658,422

Distributions to Investors	(9,569,765)	(1,375,307)

Capital Unit Transactions:[1]
Net increase from capital Unit transactions	30,722,284	8,232,548

Total increase in net assets	31,314,030	17,515,663

Net Assets:

Beginning of year	88,261,720	70,746,057

End of year[2]	$ 119,575,750	$ 88,261,720

[1]	See Note 1(g) of the Notes to Financial Statements.
[2]

Net assets - End of year includes distributions in excess of net investment income of $(36,080) in 2018. During 2018, the requirement to disclose undistributed (distributions in excess of) net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Cash Flows

For the fiscal year ended March 31, 2019

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$ 10,161,511

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Net realized gain from investments	(11,540,202)

Net change in unrealized appreciation/depreciation of investments	855,798

Increase in cash held in escrow	(10,000,000)

Increase in receivable from Investment Manager	(42,007)

Decrease in dividends and other receivables	75,722

Increase in prepaid expenses and other assets	(1,636)

Decrease in payable to Affiliate	(14,796)

Increase in investment advisory and management fees payable	17,092

Increase in professional fees payable	111,249

Decrease in due to custodian	(34,215)

Increase in other accrued expenses	18,222

Purchases of investments	(66,686,880)

Proceeds from sale of investments	52,011,287

Distributions from investments	18,541,601

Net purchases of short-term investments	(26,625,098)

Decrease in collateral for securities loaned	(36,967)

Net cash used in operating activities	(33,189,319)

Cash Flows from Financing Activities:

Proceeds from capital Unit transactions (including increase in subscriptions in advance of $10,000,000)	34,500,950

Disbursements from capital Unit transactions tendered	(1,311,631)

Net cash provided by financing activities	33,189,319

Net change in cash	–

Cash at beginning of year	–

Cash at end of year	$ –

Supplemental Disclosure of Cash Flow Information

Non-Cash Transaction:

Reinvestment of capital gain distributions	$ 9,569,765

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal period

	For the fiscal years ended March 31,				For the fiscal period ended
	2019	2018	2017	2016	March 31, 2015*

Net Asset Value, Beginning of Period	$13.25	$11.78	$10.32	$10.21	$10.00

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.07)	(0.03)	(0.03)	(0.06)	(0.02)

Net realized and unrealized gain from investments	1.31	1.71	1.50	0.17	0.23

Total from investment operations	1.24	1.68	1.47	0.11	0.21

Less Distributions to Investors from:

Net realized gain on investments	(1.19)	(0.21)	(0.01)	–	–

Net Asset Value, End of Period	$13.30	$13.25	$11.78	$10.32	$10.21

Total Return[1]	10.09%	14.39%	14.27%	1.08%	2.10%[3]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets (with reimbursements and non-recoupable waivers)	1.52%	1.12%	0.82%	1.27%	0.75%[4]

Ratio of expenses to average net assets (with reimbursements)	1.52%	1.44%	1.47%	1.64%	2.00%[4]

Ratio of total expenses to average net assets (without reimbursements and non-recoupable waivers)[5]	1.70%	1.79%	2.24%	6.57%	31.00%[4]

Ratio of net investment loss to average net assets[1]	(0.51%)	(0.24%)	(0.27%)	(0.54%)	(0.46%)[4]

Portfolio turnover rate	59%	0%[6]	0%[6]	2%	56%[3]

Net assets, end of period (in thousands)	$119,576	$88,262	$70,746	$40,815	$5,278

*	Commenced operations on October 1, 2014.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Not annualized.

[4]	Annualized.

[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[6]	Less than 0.5%.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements

March 31, 2019

1.	ORGANIZATION

AMG Pantheon Master Fund, LLC (the “Master Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Master Fund offers a single class of units (“Units”) to accredited investors (the “Investors”), which may be purchased as of the first business day of each month at the Master Fund’s net asset value (“NAV”) per Unit. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board” or the “Directors”).

The Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of their financial statements:

a.

VALUATION OF INVESTMENTS: Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board.

For direct investments and certain co-investments in portfolio companies, the Board uses the market approach to estimate the fair value of private investments. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

disposition, latest round of financing data, current financial position and operating results, among other factors.

Investment Funds and certain co-investments are generally based on the valuations provided by the general partners or managers of underlying fund investments as of the date investments are valued.    If a valuation provided by general partners or managers of the underlying fund investments are not available as of the date investments are valued, the Master Fund will value the Investment Fund or co-investment using the latest valuation provided by the general partners or managers of the underlying fund investments adjusted for transaction and market activity, if applicable. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial statements of the respective Investment Fund. In reviewing these underlying valuations, the Board is advised by the Valuation Committee of Pantheon Ventures (US) LP (the “Investment Manager”), who reviews the capital account balances and may adjust the value of each Master Fund investment.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day NAV per share.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with a monthly analysis showing all outstanding securities fair valued by the Investment Manager, including a comparison with the prior month end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Master Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b.

SECURITY TRANSACTIONS: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original settlement period of over one year are reflected at net present value.

c.

INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds and co-investments will be received as underlying investments of the Investment Funds and co-investments are liquidated. Distributions from Investment Funds and co-investments occur at irregular intervals and the exact timing of distribution from the Investment Funds and co-investments cannot be determined. The classification of income received from the Investment Funds and co-investments are based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

accrual basis. Legal fees are apportioned between the Master Fund and AMG Pantheon Fund, LLC (the “Feeder Fund”) based on level of service.

d.

DIVIDENDS AND DISTRIBUTIONS: Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2018, the Master Fund had permanent differences relating to the tax treatment of investments in certain investment partnerships and temporary differences relating to organization and offering costs and differences between book and tax treatment of investments in certain investment partnerships.

The tax character of distributions paid during the tax years ended September 30, 2018 and September 30, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary income	-	–
Long-term capital gains	$1,375,307	$68,200

Total	$1,375,307	$68,200

As of September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$ -

Undistributed long-term capital gains	$ 6,728,944

Late year loss deferral	$ 407,340

Based on the approximate cost of investments for federal income tax purposes at September 30, 2018 of $81,994,050, the Master Fund’s aggregate gross unrealized appreciation and depreciation were $21,687,330 and $2,710,195 respectively, resulting in net unrealized appreciation of $18,977,135.

e.

FEDERAL TAXES: The Master Fund qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986 (“IRC”), as amended, and to distribute substantially all of its taxable income and

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Master Fund’s tax year end is September 30. Management has analyzed the Master Fund’s tax positions as of March 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Master Fund’s financial statements. Additionally, the Master Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of September 30, 2018, the Master Fund had no capital loss carryovers for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ended September 30, 2019, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

g.

CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

For the fiscal years ended March 31, 2019 and March 31, 2018, the Master Fund’s capital Unit transactions were as follows:

	March 31, 2019		March 31, 2018
	Units	Amount	Units	Amount

Proceeds from sale of Units	1,818,600	$24,500,950	549,254	$6,945,000

Reinvestment of dividends	777,398	9,569,765	109,937	1,375,307

Cost of Units tendered	(266,550)	(3,348,431)	(7,350)	(87,759)

Net increase	2,329,448	$30,722,284	651,841	$8,232,548

At March 31, 2019, two affiliated Investors of record, including the Feeder Fund, owned 35% of the Master Fund’s net assets and one unaffiliated Investor owned 65% of the Master Fund’s net assets. Transactions by these Investors may have a material impact on the Master Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription.

i.

REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS: The Master Fund may enter into third-party joint repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreement during the term of the agreement. For joint repurchase agreements, the Master Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Master Fund’s Custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. Pursuant to the Program, the Master Fund is indemnified for such losses by

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

BNYM on joint repurchase agreements. At March 31, 2019, the Master Fund did not have any joint repurchase agreements outstanding.

j.

FOREIGN CURRENCY TRANSLATION: The books and records of the Master Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Master Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Master Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc., (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Master Fund to the Investment Manager at the annual rate of 0.70% of the net assets of the Master Fund as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Master Fund to pay, waive, or reimburse the Master Fund’s expenses such that the Master Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of the Master Fund’s net assets as of the end of each calendar month (the “Expense Cap”). The Expense Limitation and Reimbursement Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Master Fund or upon mutual agreement between the Investment Manager and the Master Fund’s Board. “Excluded Expenses” is defined to include (i) the investment management fee paid by the Master Fund; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of the Master Fund

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

associated with the acquisition and disposition of primary interests, secondary interests, co-investments, exchange traded fund investments, and other investments; (iv) interest payments incurred by the Master Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (vi) taxes of the Master Fund; and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of the Master Fund. To the extent that the Master Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse the Master Fund for expenses to the extent necessary to eliminate such excess.

The Master Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to the Master Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Master Fund, in the aggregate, would not cause the Master Fund’s total annual other operating expenses, exclusive of Excluded Expenses, in any such year to exceed the amount of the current Expense Cap, and provided further that no additional payments by the Master Fund will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Master Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager.

For the fiscal year ended March 31, 2019, the Master Fund’s expiration of recoupment is as follows:

Expiration Period

Less than 1 year	$ 386,647

Within 2 years	270,604

Within 3 years	188,633

Total Amount Subject to Recoupment	$ 845,884

Effective May 1, 2016, the Investment Manager voluntarily agreed to waive the investment management fee of 0.70% paid by the Master Fund until September 30, 2017 (the “Voluntary Fee Waiver”). Investment management fees waived under the Voluntary Fee Waiver may not be recouped by the Investment Manager in subsequent periods.

The Master Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Master Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Master Fund’s operations, including administration and Investor services to the Master Fund, its Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Investors. The Master Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Master Fund’s average monthly net assets, with a minimum annual fee of $344,000 for these services.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

The Board provides supervision of the affairs of the Feeder Fund, the Master Fund, and other trusts within the AMG Funds family of mutual funds. The Directors of the Master Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors’ fees and expenses are split evenly between the Master Fund and the Feeder Fund. Certain Directors and Officers of the Master Fund are Officers and/or Directors of the Feeder Fund, the Investment Manager and AMG.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited”, after a three- to seven-year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests may charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not publically available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

○

Primary Private Investment Funds: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

○

Secondary Private Investment Funds: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

○

Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

A listing of the Co-Investments, Primary Private Investment Funds and Secondary Private Investment Funds held by the Master Fund and their attributes, as of March 31, 2019, are shown in the table below.

Investment Category	Fair Value	Unfunded Commitments	Remaining life*	Redemption frequency	Notice (In days)	Redemption Restrictions

Buyout (a)	$66,532,250	$7,062,441	1-10 years	Not Redeemable	N/A	N/A

Core Plus (b)	$4,249,957	$200,190	N/A	Not Redeemable	N/A	N/A

Generalist (c)	$1,963,328	$367,299	5-7 years	Not Redeemable	N/A	N/A

Growth Equity (d)	$8,618,604	$30,883	1-6 years	Not Redeemable	N/A	N/A

Private Debt (e)	$144,412	$4,835,959	10-13 years	Not Redeemable	N/A	N/A

Real Assets (f)	$4,027,000	$1,422,138	10-13 years	Not Redeemable	N/A	N/A

Special Situations (g)	$5,919,260	$6,722,443	9-12 years	Not Redeemable	N/A	N/A

(a)	Funds that acquire controlling interests in companies with a view towards later selling those companies or taking them public.

(b)	Funds that generally invest in long-term assets that provide stable cash flows with growth initiatives.

(c)	Funds that invest across a broad range of sectors.

(d)	Funds that invest in later-stage, pre-IPO companies.

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Notes to Financial Statements (continued)

(e)	Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.
(f)	Private equity funds that invest in target investments in infrastructure, renewables & energy infrastructure, natural resources, and asset-backed strategies.
(g)	Particular circumstances that influence investment based on the situation, rather than its underlying fundamentals.

*

Co-Investments do not have contractual lives and generally terminate after the underlying investment is sold. Years shown below are reflective of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds.

4.	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2019 were $66,691,932 and $52,011,287, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

5.	PORTFOLIO SECURITIES LOANED

The Master Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Master Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. It is the Master Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Master Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Master Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At March 31, 2019, the Master Fund had no securities out on loan.

6.	FOREIGN SECURITIES

The Master Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Master Fund’s investments in emerging market countries are exposed to

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

additional risks. The Master Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Master Fund level and the Master Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

7.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

8.	MASTER NETTING AGREEMENTS

The Master Fund may enter into master netting agreements with its counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Master Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 5. At March 31, 2019, the Master Fund had no open repurchase agreements that were subject to a master netting agreement.

9.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in Investment Funds. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

Fund’s investments are also subject to the risk associated with investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds.

Units in the Master Fund provide limited liquidity because repurchases of Units are subject to approval of the Master Fund’s Board. Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

10.	REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Master Fund has early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

11.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2019 have been evaluated through the date at which the financial statements were issued. In conjunction with the June 30, 2019 tender offer, the Master Fund will repurchase 393,000 Units from Investors with an approximate value of $5,097,210.

Additionally, on April 22, 2019, the Master Fund invested $100 in AMG Pantheon Subsidiary Fund (the “Subsidiary Fund”).    The Subsidiary Fund in a wholly-owned subsidiary of the Master Fund and is organized as a Delaware limited liability company. The Subsidiary has the same

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

investment objective and strategies as the Master Fund, and like the Master Fund is managed by the Investment Manager. The Master Fund may invest up to 25% of its total assets investment in the Subsidiary Fund and the Subsidiary Fund permits the Master Fund to pursue its investment objective and strategies in a potentially tax-efficient manner.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Master Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AMG Pantheon Master Fund, LLC (the “Fund”) as of March 31, 2019, the related statements of operations and cash flows for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, and the financial highlights for the four years ended March 31, 2019 and for the period October 1, 2014, (commencement of operations) through March 31, 2015, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for the four years ended March 31, 2019 and for the period October 1, 2014 (commencement of operations) through March 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, portfolio company investees, and private equity funds. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 4, 2019

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

AMG Pantheon Master Fund, LLC

Directors and Officers

The Directors and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Funds. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Funds, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Directors annually. The Officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014	Kurt A. Keilhacker, 55
• Oversees 57 Funds in Fund Complex

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Independent Chariman	Eric Rakowski, 60
• Director since 2014 • Oversees 57 Funds in Fund Complex

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Director since 2014	Victoria L. Sassine, 53
• Oversees 57 Funds in Fund Complex	Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

Interested Directors

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014	Christine C. Carsman, 67
• Oversees 57 Funds in Fund Complex	Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018	Keitha L. Kinne, 61
• Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2014	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
• Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2017

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer, AMG Pantheon Fund, LLC (2017-present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016- Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Executive Vice President since 2015

Douglas A. Keller, Jr., 31

Head of Private Wealth, Principal, Pantheon Ventures (US) LP (2017-Present); Vice President, Pantheon Ventures (US) LP (2013-2016); Assistant Vice President, Merrill Lynch Wealth Management (2010-2013).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

AMG Pantheon Master Fund, LLC

Portfolio Management

While the Investment Manager’s investment committee reviews and approves all investments made by the Master Fund, the below portfolio managers are jointly and primarily responsible for the day-to-day management of the Master Fund’s portfolio and share equal responsibility and authority for managing the Master Fund’s portfolio.

Name*:	Bio:
Susan Long McAndrews

Susan joined Pantheon in 2002. Prior to joining Pantheon, Susan was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Susan received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Susan is based in San Francisco and has served as a portfolio manager of the Fund since its inception in October 2014.

Dennis McCrary

Dennis joined Pantheon in 2007. Dennis was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Dennis held several investment banking and principal investing positions during a 20-year career with Bank of America and Continental Bank. Dennis received an MBA from the University of Michigan and a BA from Michigan State University. Dennis is based in San Francisco and Chicago and has served as a portfolio manager of the Fund since its inception in October 2014.

Brian Buenneke

Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.

Matt Garfunkle

Matt joined Pantheon in 1999. Prior to joining Pantheon, Matt worked with Cambridge Associates in their Boston and Menlo Park offices. He holds a BA in History and Economics from Brown University, and is a CFA Charterholder. Matt is based in San Francisco and has served as a portfolio manager of the Fund since January 2017.

Evan Corley

Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

AMG Pantheon Master Fund, LLC

Portfolio Management (continued)

Name*:	Bio:
Kevin Dunwoodie

Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Kathryn Leaf

Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Jeff Miller

Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Rudy Scarpa

Rudy joined Pantheon in 2007. Prior to joining Pantheon, Rudy was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Rudy worked at Thomas H. Lee Putnam Ventures, Merrill Lynch and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law. Rudy is based in New York and has served as a portfolio manager of the Fund since February 2019.

*As of April 25, 2018, Chris Meads no longer serves as a portfolio manager to the Master Fund.

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Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by a confidential private placement memorandum (“PPM”). To receive a free copy of the PPM, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

033119	AR081	| www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Directors has determined that independent Director Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG Pantheon Master Fund, LLC	$111,250	$100,586

(b)	Audit-Related Fees

There were no fees billed by PwC to the Fund in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG Pantheon Master Fund, LLC	$38,500	$34,750

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of

1

services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Directors and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Fund and Fund Service Providers were $88,000 and $84,250, respectively. For the fiscal year ended March 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended March 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Last Reviewed April 2018

Overview and Policies

Pantheon has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.1 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to

2

an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

[1]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

3

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[2] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer.

4.

The best interest of the client shall be the primary consideration in the PM’s decision- making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

[2]

For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

4

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON

MANAGED SEC REGISTERED INVESTMENT COMPANYS

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Susan Long McAndrews. Susan joined Pantheon in 2002. Prior to joining Pantheon, Susan was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Susan received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Susan is based in San Francisco and has served as a portfolio manager of the Fund since its inception in October 2014.

Dennis McCrary. Dennis joined Pantheon in 2007. Dennis was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Dennis held several investment banking and principal investing positions during a 20-year career with Bank of America and Continental Bank. Dennis received an MBA from the University of Michigan and a BA from Michigan State University. Dennis is based in San Francisco and Chicago and has served as a portfolio manager of the Fund since its inception in October 2014.

Brian Buenneke. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.

Matt Garfunkle. Matt joined Pantheon in 1999. Prior to joining Pantheon, Matt worked with Cambridge Associates in their Boston and Menlo Park offices. He holds a BA in History and Economics from Brown University, and is a CFA Charterholder. Matt is based in San Francisco and has served as a portfolio manager of the Fund since January 2017.

Evan Corley. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

Kevin Dunwoodie. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Kathryn Leaf. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeffis based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Rudy Scarpa. Rudy joined Pantheon in 2007. Prior to joining Pantheon, Rudy was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Rudy worked at Thomas H. Lee Putnam Ventures, Merrill Lynch and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law. Rudy is based in New York and has served as a portfolio manager of the Fund since February 2019.

The following tables lists the number and types of accounts, other than the Fund and Master Fund, managed by the Fund’s and the Master Fund’s portfolio managers and estimated assets under management in those accounts, as of September 30, 2018.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world- wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	65	$29.3 billion	48	$13.2 billion
Dennis McCrary	0	$0	65	$29.3 billion	48	$13.2 billion
Brian Buenneke	0	$0	32	$14.5 billion	34	$11.9 billion
Matt Garfunkle	0	$0	32	$14.5 billion	34	$11.9 billion
Evan Corley	0	$0	32	$14.5 billion	34	$11.9 billion
Kevin Dunwoodie	0	$0	33	$14.5 billion	39	$11.9 billion
Kathryn Leaf	0	$0	71	$29.3 billion	53	$13.2 billion
Jeff Miller	0	$0	71	$29.3 billion	53	$13.2 billion
Rudy Scarpa	0	$0	71	$29.3 billion	53	$13.2 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	56	$24.5 billion	35	$9.1 billion
Dennis McCrary	0	$0	56	$24.5 billion	35	$9.1 billion
Brian Buenneke	0	$0	31	$14.0 billion	22	$7.8 billion
Matt Garfunkle	0	$0	31	$14.0 billion	22	$7.8 billion
Evan Corley	0	$0	31	$14.0 billion	22	$7.8 billion
Kevin Dunwoodie	0	$0	31	$14.0 billion	27	$7.8 billion
Kathryn Leaf	0	$0	58	$24.5 billion	40	$9.1 billion
Jeff Miller	0	$0	58	$24.5 billion	40	$9.1 billion
Rudy Scarpa	0	$0	58	$24.5 billion	40	$9.1 billion

As of March 31, 2019, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board of Directors has approved the Fund’s participation in a securities lending program. Under the securities lending program, the Fund has retained The Bank of New York Mellon to serve as its securities lending agent. For the fiscal year ended March 31, 2018, the income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to the Securities Lending Authorization Agreement between the Fund and The Bank of New York Mellon were as follows.

Gross income earned by the Fund from securities lending activities	$11,539.30
Fees and/or compensation paid by the Fund for securities lending activities and related services
• Fees paid to The Bank of New York Mellon from a revenue split	$468.41
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$9,197.00
Aggregate fees/compensation paid by the Fund for securities lending activities	$9,665.41
Net income from securities lending activities	$1,873.89

For the fiscal year ended March 31, 2019, The Bank of New York Mellon, acting as agent of the Fund, provided the following services to the Fund in connection with the Fund’s securities lending activities: (i) locating borrowers; (ii) monitoring daily the value of the loaned securities and collateral; (iii) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) negotiating loan terms, including, but not limited to, the amount of any loan premium; (vi) selecting securities to be loaned; (vii) recordkeeping and account servicing; (viii) carrying out instructions of client with respect to dividend activity and material proxy votes; and (ix) arranging for return of loaned securities to the Fund at loan termination.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON MASTER FUND, LLC

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 6, 2019

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	June 6, 2019